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                                                                  EXHIBIT 4-171



                                                                  CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                           Dated as of July 15, 1989

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

 (A) GENERAL AND REFUNDING MORTGAGE BONDS, SERIES KKP NO. 10, DUE SEPTEMBER 1,
                                      2019

                                      AND

                         (B) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

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                                                                        PAGE
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PARTIES..............................................................     1
RECITALS
  Original Indenture and Supplementals...............................     1
  Issue of Bonds under Indenture.....................................     1
  Bonds heretofore issued............................................     1
  Reason for creation of new series..................................     5
  Bonds to be Series KKP No. 10......................................     5
  Further assurance..................................................     5
  Authorization of Supplemental Indenture............................     5
  Consideration for Supplemental Indenture...........................     6

                                   PART I.
                    CREATION OF TWO HUNDRED SEVENTY-EIGHTH
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                              SERIES KKP NO. 10

Sec. 1. Terms of Bonds of Series KKP No. 10..........................     6
Sec. 2. Redemption of Bonds of Series KKP No. 10.....................     7
        Exchange and transfer........................................     7
Sec. 3. Consent......................................................     8
Sec. 4. Form of Bonds of Series KKP No. 10...........................     9
        Form of Trustee's Certificate................................    13

                                   PART II.
                          RECORDING AND FILING DATA

Recording and filing of Original Indenture...........................    13
Recording and filing of Supplemental Indentures......................    13
Recording of Certificates of Provision for Payment...................    17

                                  PART III.
                                 THE TRUSTEE

Terms and conditions of acceptance of trust by Trustee...............    17

                                   PART IV.
                                MISCELLANEOUS

Execution in Counterparts............................................    18
Testimonium..........................................................    18
Execution............................................................    18
Acknowledgements.....................................................    19
Affidavit as to consideration and good faith.........................    20
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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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PARTIES.                  SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of July, in the year one thousand nine hundred and eighty-nine, between THE DETROIT EDISON
                     COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan,
                     The City and State of New York, as Trustee under the Mortgage and Deed of
                     Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL                  WHEREAS, the Company has heretofore executed and delivered its Mortgage
INDENTURE AND        and Deed of Trust (hereinafter referred to as the "Original Indenture"),
SUPPLEMENTALS.       dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1,
                     1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1,
                     1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1,
                     1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954,
                     May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                     1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                     November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January
                     15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15,
                     1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                     1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979,
                     July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                     April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                     1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                     1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                     January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987 and
                     June 15, 1989 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be issuable in one
BONDS UNDER          or more series, and makes provision that the rates of interest and dates
INDENTURE.           for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the
                     Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE          WHEREAS, bonds in the principal amount of Four billion nine hundred
ISSUED.              thirty-eight million one hundred seventy-one thousand dollars
                     ($4,938,171,000) have heretofore been issued under the Indenture as follows, viz:


                          (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                          (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                          (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                          (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                          (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                          (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                          (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                          (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                          (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                         (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                         (11)  Bonds of Series K                  -- Principal Amount $40,000,000,
                         (12)  Bonds of Series L                  -- Principal Amount $24,000,000,
                         (13)  Bonds of Series M                  -- Principal Amount $40,000,000,
                         (14)  Bonds of Series N                  -- Principal Amount $40,000,000,
                         (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                         (16)  Bonds of Series P                  -- Principal Amount $70,000,000,
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                         (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                         (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                         (19)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                         (20)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                      (21-28)  Bonds of Series DDP Nos. 1-8       -- Principal Amount $6,400,000,
                      (29-38)  Bonds of Series FFR Nos. 1-10      -- Principal Amount $5,800,000,
                      (39-52)  Bonds of Series GGP Nos. 1-6 and
                               8-15                               -- Principal Amount $7,960,000,
                      (53-64)  Bonds of Series IIP Nos. 1-6 and
                               8-13                               -- Principal Amount $450,000,
                      (65-70)  Bonds of Series JJP Nos. 1-6       -- Principal Amount $690,000,
                      (71-76)  Bonds of Series KKP Nos. 1-6       -- Principal Amount $1,590,000,
                      (77-88)  Bonds of Series LLP Nos. 1-6 and
                               8-13                               -- Principal Amount $4,760,000,
                     (89-100)  Bonds of Series NNP Nos. 1-6 and
                               8-13                               -- Principal Amount $7,950,000,
                    (101-107)  Bonds of Series OOP Nos. 1-7       -- Principal Amount $2,345,000,
                    (108-119)  Bonds of Series QQP Nos. 1-7 and
                               10-14                              -- Principal Amount $7,075,000,
                    (120-125)  Bonds of Series TTP Nos. 1-6       -- Principal Amount $330,000,
                        (126)  Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                    (127-133)  Bonds of 1980 Series CP Nos. 1-4
                               and 13-15                          -- Principal Amount $2,560,000,
                    (134-137)  Bonds of 1980 Series DP Nos. 1-4   -- Principal Amount $740,000,
                    (138-140)  Bonds of 1981 Series AP Nos. 1-3   -- Principal Amount $2,400,000,

                 all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                 (141) Bonds of Series R in the principal amount of One hundred million dollars
                 ($100,000,000), all of which are outstanding at the date hereof;

                 (142) Bonds of Series S in the principal amount of One hundred fifty million dollars
                 ($150,000,000), all of which are outstanding at the date hereof;

                 (143) Bonds of Series T in the principal amount of Seventy-five million dollars
                 ($75,000,000), all of which are outstanding at the date hereof;

                 (144) Bonds of Series U in the principal amount of Seventy-five million dollars
                 ($75,000,000), all of which are outstanding at the date hereof;

                 (145) Bonds of Series V in the principal amount of One hundred million dollars
                 ($100,000,000), all of which are outstanding at the date hereof;

                 (146) Bonds of Series X in the principal amount of One hundred million dollars
                 ($100,000,000), all of which are outstanding at the date hereof;

                 (147) Bonds of Series Y in the principal amount of Sixty million dollars
                 ($60,000,000), all of which are outstanding at the date hereof;

                 (148) Bonds of Series Z in the principal amount of One hundred million dollars
                 ($100,000,000), all of which are outstanding at the date hereof;

                 (149) Bonds of Series AA in the principal amount of One hundred million dollars
                 ($100,000,000), all of which are outstanding at the date hereof;

                 (150) Bonds of Series DDP No. 9 in the principal amount of Seven million nine hundred five thousand dollars ($7,905,000), of which Eight hundred thousand dollars ($800,000)
                 principal amount have heretofore been retired and Seven million one hundred five thousand dollars ($7,105,000) principal amount are outstanding at the date hereof;
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                 (151) Bonds of Series EE in the principal amount of Fifty million dollars ($50,000,000), of which Twenty-five million dollars ($25,000,000) principal amount have heretofore been retired and Twenty-five million dollars ($25,000,000) principal amount are outstanding at the date hereof;

                 (152-155) Bonds of Series FFR Nos. 11-14 in the principal amount of Thirty-nine million eight hundred thousand dollars ($39,800,000), all of which are outstanding at the date hereof;

                 (156-163) Bonds of Series GGP Nos. 7 and 16-22 in the principal amount of Thirty-four million three hundred forty thousand dollars ($34,340,000), of which Two million four hundred thousand dollars ($2,400,000) principal amount have heretofore been retired and Thirty-one million nine hundred forty thousand dollars ($31,940,000) principal amount are outstanding at the date hereof;

                 (164) Bonds of Series HH in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (165-166) Bonds of Series MMP and MMP No. 2 in the principal amount of Five million four hundred thirty thousand dollars ($5,430,000), of which One million ninety thousand dollars ($1,090,000)
                 principal amount have heretofore been retired and Four million three hundred forty thousand dollars ($4,340,000) principal amount are outstanding at the date hereof;

                 (167-176) Bonds of Series IIP Nos. 7 and 14-22 in the principal amount of Three million three hundred thousand dollars ($3,300,000), of which One hundred ten thousand dollars principal amount have heretofore been retired and Three million one hundred ninety thousand dollars ($3,190,000)
                 principal amount are outstanding at the date hereof;

                 (177-178) Bonds of Series JJP Nos. 7-8 in the principal amount of Six million one hundred sixty thousand dollars ($6,160,000), of which Three hundred fifty thousand dollars ($350,000)
                 principal amount have heretofore been retired and Five million eight hundred ten thousand dollars ($5,810,000) are outstanding at the date hereof;

                 (179-181) Bonds of Series KKP Nos. 7-9 in the principal amount of Thirty-three million three hundred thousand dollars ($33,300,000), of which Seven hundred ten thousand dollars
                 ($710,000) principal amount have heretofore been retired and Thirty-two million five hundred ninety thousand dollars ($32,590,000) are outstanding at the date hereof;

                 (182-184) Bonds of Series LLP Nos. 7 and 14-15 in the principal amount of Four million ninety thousand dollars ($4,090,000), of which Two million five hundred thirty-five thousand dollars
                 ($2,535,000) principal amount have heretofore been retired and  One million five hundred fifty-
                 five thousand dollars ($1,555,000) principal amount are outstanding at the date hereof;

                 (185-193) Bonds of Series NNP Nos. 7 and 14-21 in the principal amount of Forty million
                 ($40,000,000), of which One million six hundred fifty thousand dollars ($1,650,000)
                 principal amount have heretofore been retired and Thirty-eight million three hundred fifty thousand dollars ($38,350,000) principal amount are outstanding at the date hereof;

                 (194-204) Bonds of Series OOP Nos. 8-18 in the principal amount of Sixteen million five hundred thirty-five thousand dollars ($16,535,000), of which Two hundred thousand dollars ($200,000)
                 principal amount have heretofore been retired and Sixteen million three hundred thirty-five thousand dollars ($16,335,000) are outstanding at the date hereof;

                 (205) Bonds of Series PP in the principal amount of Seventy million dollars ($70,000,000), all of which are outstanding at the date hereof;

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                 (206-212) Bonds of Series QQP Nos. 8-9 and 15-19 in the principal amount of Six million five hundred seventy-five thousand dollars ($6,575,000), all of which are outstanding at the date hereof;

                 (213) Bonds of Series RR in the principal amount of Seventy million dollars
                 ($70,000,000), all of which are outstanding at the date hereof;

                 (214) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which Fifty million dollars ($50,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000)
                 principal amount are outstanding at the date hereof;

                 (215-223) Bonds of Series TTP Nos. 7-15 in the principal amount of Three million four hundred seventy thousand dollars ($3,470,000), all of which are outstanding at the date hereof;

                 (224) Bonds of Series UU in the principal amount of One hundred million dollars
                 ($100,000,000), all of which are outstanding at the date hereof;

                 (225) Bonds of 1980 Series B in the principal amount of One hundred million dollars
                 ($100,000,000), of which Fifty-three million two hundred thousand dollars ($53,200,000)
                 principal amount have heretofore been retired and Forty-six million eight hundred thousand dollars ($46,800,000) principal amount are outstanding at the date hereof;

                 (226-243) Bonds of 1980 Series CP Nos. 5-12 and 16-25 in the principal amount of Thirty-
                 two million four hundred forty thousand dollars ($32,440,000), all of which are outstanding at the date hereof;

                 (244-250) Bonds of 1980 Series DP Nos. 5-11 in the principal amount of Ten million ten thousand dollars ($10,010,000), all of which are outstanding at the date hereof;

                 (251-263) Bonds of 1981 Series AP Nos. 4-16 in the principal amount of One hundred twenty-
                 one million six hundred thousand dollars ($121,600,000), all of which are outstanding at the date hereof;

                 (264) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                 (265) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                 (266) Bonds of 1985 Series A in the principal amount of Thirty-five million dollars
                 ($35,000,000), all of which are outstanding at the date hereof;

                 (267) Bonds of 1985 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                 (268) Bonds of 1986 Series A in the principal amount of Two hundred million dollars
                 ($200,000,000), all of which are outstanding at the date hereof;

                 (269) Bonds of 1986 Series B in the principal amount of One hundred million dollars
                 ($100,000,000), all of which are outstanding at the date hereof;

                 (270) Bonds of 1986 Series C in the principal amount of Two hundred million dollars
                 ($200,000,000), all of which are outstanding at the date hereof;

                 (271) Bonds of 1987 Series A in the principal amount of Three hundred million dollars
                 ($300,000,000), all of which are outstanding at the date hereof;

                 (272) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                 (273) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                 (274) Bonds of 1987 Series D in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

                 (275) Bonds of 1987 Series E in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;


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                     (276) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof; and

                     (277) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                     and, accordingly, of the bonds so issued, Three billion eight hundred seventy-
                     two million sixty thousand dollars ($3,872,060,000) principal amount are outstanding at the date hereof; and

REASON FOR             WHEREAS, the County of Monroe, Michigan has agreed to issue and sell
CREATION OF          $30,000,000 principal amount of its Pollution Control Revenue Bonds (The
NEW SERIES.          Detroit Edison Company Monroe and Fermi Plants Project), Collateralized
                     Series I-1989 so as to provide funds for the purchase and construction of certain pollution control facilities installed in the Company's Fermi 2
                     Plant; and

                       WHEREAS, the Company has entered into an Installment Sales Contract, dated as of March 1, 1977 and amended as of September 1, 1979, October 15,
                     1985 and July 1, 1989 with the County of Monroe, in order to purchase certain pollution control facilities, and pursuant to such Installment
                     Sales Contract the Company has agreed to issue its General and Refunding
                     Mortgage Bonds under the Indenture in order further to secure its obligations under such Installment Sales Contract; and

                       WHEREAS, for such purposes the Company desires to issue a new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

BONDS TO BE            WHEREAS, the Company desires by this Supplemental Indenture to create
SERIES KKP           such new series of bonds, to be designated "General and Refunding Mortgage
NO. 10               Bonds, Series KKP No. 10"; and

FURTHER                WHEREAS, the Original Indenture, by its terms, includes in the property
ASSURANCE.           subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the
                     Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION          WHEREAS, the Company in the exercise of the powers and authority
OF SUPPLEMENTAL      conferred upon and reserved to it under and by virtue of the provisions of
INDENTURE.           the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                       WHEREAS, all conditions and requirements necessary to make this
                     Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION          NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison
FOR SUPPLEMENTAL     Company, in consideration of the premises and of the covenants contained
INDENTURE.           in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:
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                                                     PART I.
                                     CREATION OF TWO HUNDRED SEVENTY-EIGHTH
                                               SERIES OF BONDS.
                                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                              SERIES KKP NO. 10

CERTAIN TERMS          SECTION 1. The Company hereby creates the Two hundred seventy-eighth
OF BONDS OF          series of bonds to be issued under and secured by the Original Indenture
SERIES KKP           as amended to date and as further amended by this Supplemental Indenture,
NO. 10               to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, Series KKP No.
                     10" (elsewhere herein referred to as the "bonds of Series KKP No. 10").
                     The aggregate principal amount of bonds of Series KKP No. 10 shall be limited to Thirty million dollars ($30,000,000), except as provided in
                     Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       Each bond of Series KKP No. 10 is to be irrevocably assigned to, and registered in the name of, Manufacturers National Bank of Detroit, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Monroe Trust Indenture Trustee"), under the Trust Indenture, dated as of March 1, 1977, as amended September
                     1, 1979, October 15, 1985 and July 1, 1989 (hereinafter called the "
                     Monroe Trust Indenture"), between the County of Monroe, Michigan
                     (hereinafter called "Monroe"), and the Monroe Trust Indenture Trustee, to secure payment of the County of Monroe, Michigan, Pollution Control
                     Revenue Bonds (The Detroit Edison Company Monroe and Fermi Plants
                     Project), Collateralized Series I-1989 (hereinafter called the "Monroe
                     Revenue Bonds"), issued by Monroe under the Monroe Trust Indenture, the proceeds of which (other than any accrued interest thereon) have been provided for the acquisition and construction of certain pollution control facilities which the Company has agreed to purchase pursuant to the provisions of the Installment Sales Contract, dated as of March 1, 1977, as amended as of September 1, 1979, as of October 15, 1985 and as of July
                     1, 1989 (hereinafter called the "Monroe Contract"), between the Company and Monroe.

                       The bonds of Series KKP No. 10 shall be issued as registered bonds without coupons in denominations of a multiple of $5,000. The bonds of
                     Series KKP No. 10 shall be issued in the aggregate principal amount of
                     $30,000,000, shall mature on September 1, 2019 and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing
                     March 1, 1990), at the rate of 7.30%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                       The bonds of Series KKP No. 10 shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of Series KKP No.
                     10 shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of
                     New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                       Except as provided herein, each bond of Series KKP No. 10 shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of
                     Series KKP No. 10, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to
                     September 1, 1989, in which case interest shall be payable from July 1,
                     1989.
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                       The bonds of Series KKP No. 10 in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of Series KKP No. 10). Until bonds of Series KKP No. 10 in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of Series KKP No. 10 in temporary form, as provided in
                     Section 10 of Article II of the Indenture. Temporary bonds of Series KKP
                     No. 10, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of Series KKP
                     No. 10, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Bonds of Series KKP No. 10 shall not be assignable or transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust
                     Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of
                     Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee)
                     in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of Series KKP No. 10 shall in the same manner be exchangeable for a like aggregate principal amount of bonds of Series
                     KKP No. 10 upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under
                     Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of Series KKP No. 10, during any period of ten days next preceding any redemption date for such bonds.

                       Bonds of Series KKP No. 10, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Monroe
                     Contract.

                       Upon payment of the principal or premium, if any, or interest on the
                     Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 10 in a principal amount equal to the principal amount of such Monroe Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION             SECTION 2. Bonds of Series KKP No. 10 shall be redeemed on the
OF BONDS             respective dates and in the respective principal amounts which correspond
OF SERIES KKP        to the redemption dates for, and the principal amounts to be redeemed of,
NO. 10               the Monroe Revenue Bonds.

                       In the event the Company elects to redeem any Monroe Revenue Bonds prior to maturity in accordance with the provisions of the Monroe Trust
                     Indenture, the Company shall on the same date redeem bonds of Series KKP
                     No. 10 in principal amounts and at redemption prices corresponding to the
                     Monroe Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of Series KKP No. 10 on the same date as it gives notice of redemption of Monroe Revenue Bonds to the
                     Monroe Trust Indenture Trustee.

REDEMPTION             SECTION 3. In the event of an Event of Default under the Monroe Trust
OF BONDS OF          Indenture and the acceleration of all Monroe Revenue Bonds, the bonds of
SERIES KKP           Series KKP No. 10 shall be redeemable in whole upon receipt by the Trustee
NO. 10 IN EVENT      of a written demand (hereinafter called a "Redemption Demand") from the
OF ACCELERATION      Monroe Trust Indenture Trustee stating that there has occurred under the
OF MONROE            Monroe Trust Indenture both an Event of Default and a declaration of
REVENUE BONDS.       acceleration of payment of principal, accrued interest and premium, if any, on the Monroe Revenue Bonds, specifying the last date to which interest on the Monroe Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the
                     Trustee. Promptly upon receipt by the Company of such copy of a Redemption
                     Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand
                     Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption
                     Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                     provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand
                     Redemption Date (such notice being hereinafter called the "Demand
                     Redemption Notice") to the Monroe Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                       Each bond of Series KKP No. 10 shall be redeemed by the Company on the
                     Demand Redemption Date therefore upon surrender thereof by the Monroe
                     Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the
                     Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Monroe Revenue
                     Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 1010 of the Monroe Trust Indenture, the
                     Monroe Trust Indenture Trustee has terminated proceedings to enforce any right under the Monroe Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Monroe Trust Indenture Trustee, and no Demand
                     Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                       Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Monroe Trust Indenture Trustee by its
                     President or one of its Vice Presidents.

CONSENT.               SECTION 4. The holders of the bonds of Series KKP No. 10, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1,
                     2024 and also consent to the deletion from the first paragraph of Section
                     5 of Article II of the Indenture of the phrase "but in no event later than
                     October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said
                     Article XV, or by any combination thereof.

FORM OF BONDS          SECTION 5. The bonds of Series KKP No. 10 and the form of Trustee's
OF SERIES KKP        Certificate to be endorsed on such bonds shall be substantially in the
NO. 10.              following forms, respectively:

                                          THE DETROIT EDISON COMPANY
                                     GENERAL AND REFUNDING MORTGAGE BOND
                                SERIES KKP NO. 10, 7.30% DUE SEPTEMBER 1, 2019

                       Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of
                     March 1, 1977 and amended as of September 1, 1979, October 15, 1985 and
                     July 1, 1989 between the County of Monroe, Michigan and Manufacturers
                     National Bank of Detroit, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust
                     Indenture.

                       $.........                                                  No..........

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Manufacturers National Bank of Detroit, as trustee, or registered assigns, at the Company's office or agency in the Borough of
                     Manhattan, The City and State of New York, the principal sum of
                                dollars ($           ) in lawful money of the United States of
                     America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from July 1,
                     1989, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 1990), until the
                     Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       Under a Trust Indenture, dated as of March 1, 1977 and amended as of
                     September 1, 1979, October 15, 1985 and July 1, 1989 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe, Michigan
                     (hereinafter called "Monroe"), and Manufacturers National Bank of Detroit,
                     as trustee (hereinafter called the "Monroe Trust Indenture Trustee"),
                     Monroe has issued Pollution Control Revenue Bonds (The Detroit Edison
                     Company Monroe and Fermi Plants Project), Collateralized Series I-1989
                     (hereinafter called the "Monroe Revenue Bonds"). This bond was originally issued to Monroe and simultaneously irrevocably assigned to the Monroe
                     Trust Indenture Trustee so as to secure the payment of the Monroe Revenue
                     Bonds. Payments of principal of, or premium, if any, or interest on,
                     Monroe Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                       Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant
                     Secretary with his manual or facsimile signature.

                     Dated:                                      THE DETROIT EDISON COMPANY
                                                                 By ............................
                                                                     Chairman of the Board
                                                                    ............................
                     Attest:                                         President
                     ........................
                     Secretary


                                            [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as Series KKP No. 10, limited to an aggregate principal amount of $30,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust
                     Company, a corporation of the State of New York, as Trustee, to which
                     Indenture and all indentures supplemental thereto (including the
                     Supplemental Indenture dated as of July 15, 1989) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of July 15, 1989, are hereinafter collectively called the "Indenture"). As provided in the
                     Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture);
                     provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                       The holders of the bonds of Series KKP No. 10, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article
                     II of the Indenture of the phrase "but in no event later than October 1,
                     2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 4 of Part I of the
                     Supplemental Indenture dated as of July 15, 1989, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                       This bond is redeemable upon the terms and conditions set forth in the
                     Indenture, including provision for redemption upon demand of the Monroe
                     Trust Indenture Trustee following the occurrence of an Event of Default under the Monroe Trust Indenture and the acceleration of the principal of the Monroe Revenue Bonds.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of Series KKP No. 10 (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                       Upon payment of the principal of, or premium, if any, or interest on, the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 10 in a principal amount equal to the principal amount of such Monroe Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                       This bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust
                     Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of
                     New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the
                     Indenture.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,
                                                                     as Trustee

                                              By ...........................
                                                 Authorized Officer

                                                PART II.
                                        RECORDING AND FILING DATA

RECORDING AND            The Original Indenture and indentures supplemental thereto have been
FILING OF ORIGINAL   recorded and/or filed and Certificates of Provision for Payment have been
INDENTURE.           recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of
                     Deeds of certain counties in the State of Michigan as set forth in the
                     Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee
                     County, Michigan as set forth in the Supplemental Indenture dated as of
                     May 1, 1974, has been filed in the Office of the Secretary of State of
                     Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND            Pursuant to the terms and provisions of the Original Indenture,
FILING OF            indentures supplemental thereto heretofore entered into have been recorded
SUPPLEMENTAL         as a real estate mortgage and/or filed as a chattel mortgage or as a
INDENTURES.          financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Scretary of
                     State of Michigan and the Office of the Interstate Commerce Commission, as
                     set forth in supplemental indentures as follows:

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    June 1, 1925(a)(b)................  Series B Bonds             February 1, 1940
                    August 1, 1927(a)(b)..............  Series C Bonds             February 1, 1940
                    February 1, 1931(a)(b)............  Series D Bonds             February 1, 1940
                    June 1, 1931(a)(b)................  Subject Properties         February 1, 1940
                    October 1, 1932(a)(b).............  Series E Bonds             February 1, 1940
                    September 25, 1935(a)(b)..........  Series F Bonds             February 1, 1940
                    September 1, 1936(a)(b)...........  Series G Bonds             February 1, 1940
                    November 1, 1936(a)(b)............  Subject Properties         February 1, 1940
                    February 1, 1940(a)(b)............  Subject Properties         September 1, 1947
                    December 1, 1940(a)(b)............  Series H Bonds and Addi-   September 1, 1947
                                                          tional Provisions
                    September 1, 1947(a)(b)(c)........  Series I Bonds,            November 15, 1951
                                                          Subject Properties and
                                                          Additional Provisions
                    March 1, 1950(a)(b)(c)............  Series J Bonds             November 15, 1951
                                                          and Additional Provi-
                                                          sions
                    November 15, 1951(a)(b)(c)........  Series K Bonds             January 15, 1953
                                                          Additional Provisions
                                                          and Subject Properties
                    January 15, 1953(a)(b)............  Series L Bonds             May 1, 1953

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    May 1, 1953(a)....................  Series M Bonds             March 15, 1954
                                                          and Subject Properties
                    March 15, 1954(a)(c)..............  Series N Bonds             May 15, 1955
                                                          and Subject Properties
                    May 15, 1955(a)(c)................  Series O Bonds             August 15, 1957
                                                          and Subject Properties
                    August 15, 1957(a)(c).............  Series P Bonds             June 1, 1959
                                                          Additional Provisions
                                                          and Subject Properties
                    June 1, 1959(a)(c)................  Series Q Bonds             December 1, 1966
                                                          and Subject Properties
                    December 1, 1966(a)(c)............  Series R Bonds             October 1, 1968
                                                          Additional Provisions
                                                          and Subject Properties
                    October 1, 1968(a)(c).............  Series S Bonds             December 1, 1969
                                                          and Subject Properties
                    December 1, 1969(a)(c)............  Series T Bonds             July 1, 1970
                                                          and Subject Properties
                    July 1, 1970(c)...................  Series U Bonds             December 15, 1970
                                                          and Subject Properties
                    December 15, 1970(c)..............  Series V and               June 15, 1971
                                                          Series W Bonds
                    June 15, 1971(c)..................  Series X Bonds             November 15, 1971
                                                          and Subject Properties
                    November 15, 1971(c)..............  Series Y Bonds             January 15, 1973
                                                          and Subject Properties
                    January 15, 1973(c)...............  Series Z Bonds             May 1, 1974
                                                          and Subject Properties
                    May 1, 1974.......................  Series AA Bonds            October 1, 1974
                                                          and Subject Properties
                    October 1, 1974...................  Series BB Bonds            January 15, 1975
                                                          and Subject Properties
                    January 15, 1975..................  Series CC Bonds            November 1, 1975
                                                          and Subject Properties
                    November 1, 1975..................  Series DDP Nos. 1-9        December 15, 1975
                                                          Bonds and Subject
                                                          Properties
                    December 15, 1975.................  Series EE Bonds            February 1, 1976
                                                          and Subject Properties
                    February 1, 1976..................  Series FFR Nos. 1-13       June 15, 1976
                                                          Bonds
                    June 15, 1976.....................  Series GGP Nos. 1-7        July 15, 1976
                                                          Bonds and Subject
                                                          Properties
                    July 15, 1976.....................  Series HH Bonds            February 15, 1977
                                                          and Subject Properties
                    February 15, 1977.................  Series MMP Bonds and       March 1, 1977
                                                          Subject Properties
                    March 1, 1977.....................  Series IIP Nos. 1-7        June 15, 1977
                                                          Bonds, Series JJP Nos.
                                                          1-7 Bonds, Series KKP
                                                          Nos. 1-7 Bonds and
                                                          Series LLP Nos. 1-7
                                                          Bonds
                    June 15, 1977.....................  Series FFR No. 14 Bonds    July 1, 1977
                                                          and Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    July 1, 1977......................  Series NNP Nos. 1-7        October 1, 1977
                                                          Bonds and Subject
                                                          Properties
                    October 1, 1977...................  Series GGP Nos. 8-22       June 1, 1978
                                                          Bonds and Series OOP
                                                          Nos. 1-17 Bonds and
                                                          Subject Properties
                    June 1, 1978......................  Series PP Bonds,           October 15, 1978
                                                          Series QQP Nos. 1-9
                                                          Bonds and Subject
                                                          Properties
                    October 15, 1978..................  Series RR Bonds            March 15, 1979
                                                          and Subject Properties
                    March 15, 1979....................  Series SS Bonds            July 1, 1979
                                                          and Subject Properties
                    July 1, 1979......................  Series IIP Nos. 8-22       September 1, 1979
                                                          Bonds, Series NNP Nos.
                                                          8-21 Bonds and Series
                                                          TTP Nos. 1-15 Bonds
                                                          and Subject Properties
                    September 1, 1979.................  Series JJP No. 8 Bonds,    September 15, 1979
                                                          Series KKP No. 8
                                                          Bonds, Series LLP Nos.
                                                          8-15 Bonds, Series MMP
                                                          No. 2 Bonds and Series
                                                          OOP No. 18 Bonds and
                                                          Subject Properties
                    September 15, 1979................  Series UU Bonds            January 1, 1980
                    January 1, 1980...................  1980 Series A Bonds and    April 1, 1980
                                                          Subject Properties
                    April 1, 1980.....................  1980 Series B Bonds        August 15, 1980
                    August 15, 1980...................  Series QQP Nos. 10-19      August 1, 1981
                                                          Bonds, 1980 Series CP
                                                          Nos. 1-12 Bonds and
                                                          1980 Series DP No.
                                                          1-11 Bonds and Subject
                                                          Properties
                    August 1, 1981....................  1980 Series CP Nos.        November 1, 1981
                                                          13-25 Bonds and
                                                          Subject Properties
                    November 1, 1981..................  1981 Series AP Nos. 1-12   June 30, 1982
                                                          Bonds
                    June 30, 1982.....................  Article XIV                August 15, 1982
                                                          Reconfirmation
                    August 15, 1982...................  1981 Series AP Nos.        June 1, 1983
                                                          13-14 and Subject
                                                          Properties
                    June 1, 1983......................  1981 Series AP Nos.        October 1, 1984
                                                          15-16 and Subject
                                                          Properties
                    October 1, 1984...................  1984 Series AP and 1984    May 1, 1985
                                                          Series BP Bonds and
                                                          Subject Properties
                    May 1, 1985.......................  1985 Series A Bonds        May 15, 1985
                    May 15, 1985......................  1985 Series B Bonds and    October 15, 1985
                                                          Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    October 15, 1985..................  Series KKP No. 9 Bonds     April 1, 1986
                                                          and Subject Properties
                    April 1, 1986.....................  1986 Series A and          August 15, 1986
                                                        Subject Properties
                    August 15, 1986...................  1986 Series B and          November 30, 1986
                                                        Subject Properties
                    November 30, 1986.................  1986 Series C              Janaury 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                         Further, pursuant to the terms and provisions of the Original
                     Indenture, a Supplemental Indenture dated as of June 15, 1989 providing for the terms of bonds to be issued thereunder of 1989 Series A has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a
                     financing statement on June 26, 1989 (Filing No. 95793A), has been filed and recorded in the Office of the Interstate Commerce Commission
                     (Recordation No. 5485-MMM), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                          LIBER
                                                                            OF
                                                                          MORTGAGES
                                                                            OR
                                                                          COUNTY
                                COUNTY                  RECORDED          RECORDS         PAGE
                   --------------------------------   -------------       ------       ----------
                   Genesee.........................   June 26, 1989         2515         559-581
                   Huron...........................   June 26, 1989          525         420-442
                   Ingham..........................   June 26, 1989         1762         166-188
                   Lapeer..........................   June 26, 1989          663         562-584
                   Lenawee.........................   June 26, 1989         1098         723-745
                   Livingston......................   June 26, 1989         1350         936-958
                   Macomb..........................   June 26, 1989        04671         742-764
                   Mason...........................   June 26, 1989          381         750-772
                   Monroe..........................   June 26, 1989         1082        0466-0488
                   Oakland.........................   June 26, 1989        10955         346-368
                   Sanilac.........................   June 26, 1989          403         718-740
                   St. Clair.......................   June 26, 1989          932         735-757
                   Tuscola.........................   June 26, 1989          593        1035-1057
                   Washtenaw.......................   June 26, 1989         2326         425-447
                   Wayne...........................   June 26, 1989        24229         673-695

RECORDING OF             All the bonds of Series A which were issued under the Original
CERTIFICATES         Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H,
OF PROVISION         I, J, K, L, M, N, O, P, Q, W, BB, CC, DDP Nos. 1-7, FFR Nos. 1-10, GGP
FOR PAYMENT.         Nos. 1-6 and 8-15, IIP Nos. 1-6 and 8-13, JJP Nos. 1-6, KKP Nos. 1-6, LLP
                     Nos. 1-6 and 8-13, NNP Nos. 1-6 and 8-13, OOP Nos. 1-7, QQP Nos. 1-7 and
                     10-14 and TTP Nos. 1-6, 1980 Series A, 1980 Series CP Nos. 1-4 and 13-15,
                     1980 Series DP Nos. 1-4 and 1981 Series AP No. 1-3 which were issued under
                     Supplemental Indentures dated as of, respectively, June 1, 1925, August 1,
                     1927, February 1, 1931, October 1, 1932, September 25, 1935, September 1,
                     1936, December 1, 1940, September 1, 1947, November 15, 1951, January 15,
                     1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, December
                     15, 1970, October 1, 1974, January 15, 1975, November 1, 1975, February 1,
                     1976, June 15, 1976, October 1, 1977, March 1, 1977, July 1, 1979, March
                     1, 1977, March 1, 1977, March 1, 1977, September 1, 1979, July 1, 1977,
                     July 1, 1979, October 1, 1977, June 1, 1978, October 1, 1977, July 1,
                     1979, January 1, 1980, August 15, 1980 and November 1, 1981 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E,
                     F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1
                     and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                 PART III.
                                                THE TRUSTEE.

TERMS AND                The Trustee hereby accepts the trust hereby declared and provided, and
CONDITIONS OF        agrees to perform the same upon the terms and conditions in the Original
ACCEPTANCE OF        Indenture, as amended to date and as supplemented by this Supplemental
TRUST BY TRUSTEE.    Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                         The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                                     PART IV.
                                                 MISCELLANEOUS.

EXECUTION IN             This Supplemental Indenture may be simultaneously executed in any
COUNTERPARTS.        number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.
TESTIMONIUM.             IN WITNESS WHEREOF, The Detroit Edison Company and Bankers Trust
                     Company have caused these presents to be signed in their respective corporate names by their respective Chairmen of the Board, Presidents,
                     Vice Presidents, Assistant Vice Presidents or Treasurers and impressed with their respective corporate seals, attested by their respective
                     Secretaries or Assistant Secretaries, all as of the day and year first above written.

                                                          THE DETROIT EDISON COMPANY,

                    (Corporate Seal)                      By      /s/ L. L. LOOMANS
                                                              ---------------------------
                                                              L. L. Loomans
                                                              Treasurer

EXECUTION.          Attest:

                    /s/ ELAINE M. GODFREY
                    ---------------------------
                    Elaine M. Godfrey
                    Assistant Secretary

                    Signed, sealed and delivered by THE
                    DETROIT EDISON COMPANY, in the
                    presence of

                    /s/ PEARL KOTTER
                    ---------------------------
                    Pearl Kotter

                    /s/ BETTY M. HANSEN
                    ---------------------------
                    Betty M. Hansen

                    (Corporate Seal)
                                                          BANKERS TRUST COMPANY,
                                                          --------------------------
                                                          By        /s/ BARBARAJOINER
                                                                Barbara A. Joiner
                                                                 Vice President
                    Attest:

                    /s/ SANDRA SHIRLEY
                    ---------------------------
                    Sandra Shirley
                    Assistant Secretary

                    Signed, sealed and delivered by
                    BANKERS TRUST COMPANY, in the
                    presence of

                    /s/ ERIC M. HAWNER
                    ---------------------------
                    Eric M. Hawner

                    /s/ TODD A. GASPER
                    ---------------------------
                    Todd A. Gasper

                     STATE OF MICHIGAN
                     COUNTY OF WAYNE     SS.:

ACKNOWLEDGMENT       On this 19th day of July, 1989, before me, the subscriber, a Notary Public
OF EXECUTION         within and for the County of Wayne, in the State of Michigan, personally
BY COMPANY.          appeared L. L. Loomans, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit,
                     Michigan 48226 and is the Treasurer of THE DETROIT EDISON COMPANY, one of
                     the corporations described in and which executed the foregoing instrument;
                     that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and
                     that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.


                                                                /s/ JANET A. SCULLEN
                                                            -------------------------------
                     (Notarial Seal)                        Janet A. Scullen, Notary Public
                                                                   Macomb County, MI
                                                                (Acting in Wayne County)
                                                          My Commission Expires July 31, 1989

                     STATE OF MICHIGAN
                     COUNTY OF WAYNE     SS.:

ACKNOWLEDGMENT       On this 18th day of July, 1989, before me, the subscriber, a Notary Public
OF EXECUTION         within and for the County of New York, in the State of New York,
BY TRUSTEE.          personally appeared Barbara A. Joiner, to me personally known, who, being by me duly sworn, did say that she does business at Four Albany Street,
                     New York, New York 10015, and is Vice President of BANKERS TRUST COMPANY,
                     one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said Barbara A. Joiner acknowledged said instrument to be the free act and deed of said corporation.

                     (Notarial Seal)
                                                                  /s/ DESIREE MARSHALL
                                                            -------------------------------
                                                                    Desiree Marshall
                                                            Notary Public, State of New York
                                                                     No. 24-4885294
                                                               Qualified in Kings County
                                                          Certificate filed in New York County
                                                          Commission Expires February 17, 1991

                     STATE OF MICHIGAN
                     COUNTY OF WAYNE       SS.:


AFFIDAVIT AS TO      L. L. Loomans, being duly sworn, says: that he is the Treasurer of THE
CONSIDERATION        DETROIT EDISON COMPANY, the Mortgagor named in the foregoing instrument,
AND GOOD FAITH.      and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                    /s/ L. L. LOOMANS
                                                                ------------------------
                                                                      L. L. Loomans
                     Sworn to before me this 19th day of
                     July, 1989

                             /s/ JANET A. SCULLEN
                      -------------------------------
                      Janet A. Scullen, Notary Public
                              Macomb County, MI
                           (Acting in Wayne County)
                     My Commission Expires July 31, 1989

                     (Notarial Seal)

                            This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue,
                     Detroit, Michigan 48226